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                                                                     Exhibit (h)

                         FORM OF UNDERWRITING AGREEMENT


                            EQUITY SECURITIES TRUST I

                      21,279,206 Equity Trust Securities*


          (Representing Beneficial Interests in a Contract Relating to Shares of Cablevision NY Group Class A Common Stock, $.01 par value, of
                        Cablevision Systems Corporation)


                             Underwriting Agreement

                                                      New York, New York
                                                      October [17] , 2001

BEAR STEARNS & CO. INC.
MERRILL LYNCH & CO.
SALOMON SMITH BARNEY INC.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

      Equity Securities Trust I, a statutory business trust organized under the State of Delaware Business Trust Act, 12 Del.C. Section 3801 et seq. (the "Delaware Act"), (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes to issue and to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 21,279,206 Equity Trust Securities representing shares of beneficial interest in the Trust (the "Underwritten Equity Trust Securities"). In addition, the Underwriters will have an option to purchase up to 3,191,880 Equity Trust Securities (the "Option Equity Trust Securities" and, together with the Underwritten Equity Trust Securities, the "Equity Trust Securities") to cover over-allotments, if any. The Option Equity Trust Securities and the Underwritten Equity Trust Securities, together with the [1] Equity Trust Securities of the Trust subscribed for by Salomon Smith Barney Inc. ("Salomon Smith Barney") pursuant to the Subscription Agreement, dated as of October 2, 2001, between Salomon Smith Barney and the Trust (the "Subscription Equity Trust Securities"), are

-----------------------

* Plus an option to purchase from the Trust up to 3,191,880 additional Equity Trust Securities to cover over-allotments.

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referred to herein as the "Securities." The Securities are to be issued under an Amended and Restated Declaration of Trust, dated as of October [16], 2001 (the "Trust Agreement"), among the initial trustee and initial sponsor of the Trust, the trustees of the Trust (the "Trustees") and Salomon Smith Barney, as sponsor.

      The Trust has entered into forward purchase contracts (the "Contracts") with AT&T Broadband CSC II, Inc., a Delaware corporation and AT&T Broadband CSC Holdings Inc., a Delaware corporation ("Counterparties"), pursuant to which Counterparties have agreed to sell, and the Trust have agreed to purchase, the number of shares (the "Shares") of Cablevision NY Group Class A Common Stock, par value $.01 per share (the "Cablevision NY Group Class A Common Stock") of Cablevision Systems Corporation, a Delaware corporation, (the "Company"), specified therein on [ ], 2004 (the "Exchange Date") (subject to Counterparties' right to extend and accelerate the Exchange Date and to deliver cash with a value equivalent thereto, or other property, as provided in the Contracts). Counterparties' obligations under the Contracts will be secured by a pledge of collateral under collateral agreements (the "Collateral Agreements"), each among a Counterparty, the Trust and The Bank of New York ("BoNY"), as collateral agent (in such capacity, the "Collateral Agent").

      In connection with the foregoing, the Company has filed with the Commission a registration statement, including a basic prospectus, with respect to 21,279,206 Shares in respect of the Underwritten Equity Trust Securities, plus an additional 3,191,880 Shares in respect of the Option Equity Trust Securities [and an additional [1] Shares in respect of the Subscription Equity Trust Securities], for delivery by Counterparties pursuant to the Securities, which registration statement is referred to in Section 2(a) of this Agreement.

      To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 23 hereof.

      1. Representations and Warranties of the Trust. The Trust represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

            (a) The Trust meets the requirements for use of Form N-2 under the Act and has prepared and filed with the Commission (a) a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company under the Investment Company Act and (b) a registration statement on Form N-2 (file numbers 333-34600 and 811-9897), including a related preliminary prospectus, for the registration of the offering and sale of the Equity Trust Securities under the Act. The Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Trust will next file with the Commission one of the following: either (1) prior to the Trust Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus); or (2) after the Trust Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 497(h). In the case of clause (2), the Trust has included in such registration statement, as amended at the Trust Effective Date, all information

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(other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Trust Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Trust Prospectus) as the Trust has advised you, prior to the Execution Time, will be included or made therein.

            (b) On the Trust Effective Date, the Trust Registration Statement and the Notification did or will, and when the Trust Prospectus is first filed (if required) in accordance with Rule 497(h) and on the Closing Date (as defined herein) and on any date on which Option Equity Trust Securities are purchased, if such date is not the Closing Date (a "Settlement Date"), the Trust Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Investment Company Act, and the respective rules thereunder; on the Trust Effective Date and at the Execution Time, the Trust Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Trust Effective Date, the Trust Prospectus, if not filed pursuant to Rule 497(h), did not or will not, and on the date of any filing pursuant to Rule 497(h) and on the Closing Date and any Settlement Date, the Trust Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) No stop order suspending the effectiveness of the Trust Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Trust Prospectus has been issued by the Commission, no notice or order under Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose are pending before or threatened by the Commission.

            (d) The Trust has been duly created, is validly existing as a business trust under the Delaware Act, has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and each of the Fundamental Agreements (as defined below) and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a material adverse effect on the Trust or its assets. The Trust has no subsidiaries.

            (e) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as

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an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act.

            (f) This Agreement has been duly authorized, executed and delivered by the Trust.

            (g) Each of the Contracts, the Collateral Agreements, the Administration Agreement between BoNY and the Trust (the "Administration Agreement"), the Custodian Agreement between BoNY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BoNY and the Trust (the "Paying Agent Agreement") and the Fund Indemnity Agreement between Salomon Smith Barney and the Trust (the "Fund Indemnity Agreement") (the Contracts, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

            (h) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement (including the issue and sale by the Trust of the Equity Trust Securities as contemplated by this Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach or violation of, or default under, or give the holder of any indebtedness of the Trust the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties; and no consent, approval, authorization, order of, or qualification or filing with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the execution and delivery by the Trust of this Agreement or the Fundamental Agreements or the performance by the Trust of its obligations hereunder and thereunder, except for the filing of a Certificate of Trust and the filing of a Restated Certificate of Trust with the office of the Secretary of State of the State of Delaware (which filings have been duly made) and such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Equity Trust Securities by the Underwriters.

            (i) The Equity Trust Securities, the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

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            (j) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Act, the Exchange Act and the Investment Company Act, and all approvals of such documents required under the Investment Company Act by the holders of the Securities and the Trustees have been obtained and are in full force and effect.

            (k) On the Closing Date, the Fundamental Agreements will be in full force and effect and the Trust will not be in default thereunder and, to the knowledge of the Trust, no event will have occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Trust is not currently in breach of, or in default under, the Trust Agreement or any other written agreement or instrument to which it or its property is bound or affected.

            (l) All of the outstanding Securities have been duly authorized and are validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the form of certificate used to evidence the Securities is in due and proper form and complies with all provisions of applicable law.

            (m) The Equity Trust Securities have been duly authorized by the Trust for issuance to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust in accordance with the terms of this Agreement and the Trust Agreement against payment of the purchase price therefor as provided herein, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the issuance of such Equity Trust Securities will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement, and no holder of the Securities will be subject to personal liability by reason of being such a holder.

            (n) The Equity Trust Securities have been approved for listing on the New York Stock Exchange (the "NYSE"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

            (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

            (p) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or filed as required.

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            (q) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Equity Trust Securities.

            (r) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

            (s) The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Trust Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

            (t) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (u) The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated, and such financial statement has been prepared in conformity with generally accepted accounting principles in the United States of America.

            (v) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

            (w) The Trust has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Equity Trust Securities or the Shares.

      2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 2.

            (a) The Company meets the requirements for use of Form S-3 under the Act. The Company Registration Statement and any Rule 462(b) Company Registration Statement has

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become effective under the Act. At the respective times the Company Registration
Statement, any Rule 462(b) Company Registration Statement and any post-effective amendments thereto become effective (the "Company Effective Date") and on each Settlement Date, (A) the Company Registration Statement and any amendments and supplements thereto, comply and will comply in all material respects with the requirements of the Act, (B) neither the Company Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(C) neither the Company Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing (i) by any Underwriter through the Representatives expressly for use in the Company Registration Statement or the Company Prospectus, (ii) by or on behalf of the Counterparties or AT&T Corp ("AT&T") expressly for use in the Company Registration Statement or the Company Prospectus or (iii) by or on behalf of the Trust expressly for use in the Company Registration Statement or the Company Prospectus. The Company makes no representations or warranties as to the Trust Registration Statement or the Trust Prospectus.

            (b) The documents incorporated or deemed to be incorporated by reference in the Company Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Company Prospectus, at the time the Company Registration Statement became effective and at all times subsequent thereto up to the Closing Date and any Settlement Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) KPMG LLP, who are reporting upon the audited financial statements and schedules included or incorporated by reference in the Company Registration Statement, are independent accountants as required by the Act.

            (d) This Agreement has been duly authorized, executed and delivered by the Company.

            (e) The consolidated historical financial statements of the Company and its subsidiaries included or incorporated by reference in the Company Registration Statement and the Company Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Company Registration Statement present fairly the information required to be stated therein. The selected financial data included in the Company Prospectus present fairly

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the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Company Registration Statement.

            (f) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority (corporate and other) under such laws to own, lease and operate its properties and conduct its business as described in the Company Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

            (g) The subsidiaries of the Company set forth on Schedule II are, as of the date hereof, all of the "Restricted Subsidiaries", as such term is defined in the indenture dated March 22, 2001, between CSC Holdings, Inc. (a wholly-owned subsidiary of the Company) and the Bank of New York, Trustee. The subsidiaries of the Company set forth on Schedule III are "Unrestricted Subsidiaries", as such term is defined in such indenture (the restricted subsidiaries and the unrestricted subsidiaries are hereinafter referred to collectively as the "Subsidiaries"). The Subsidiaries on Schedules II and III with an asterisk by their names, together with CSC Holdings, Inc., are the only subsidiaries of the Company which had at December 31, 2000 assets in excess of 10% of the consolidated assets of the Company and its subsidiaries as at that date or had, in the aggregate, for the fiscal year then ended revenues or operating cash flow in excess of 10% of consolidated revenues or consolidated operating cash flow of the Company and its subsidiaries for such period (such Subsidiaries are referred to herein as the "Material Subsidiaries"). In making this determination, any subsidiary acquired after December 31, 2000 shall be deemed to have been acquired as of such date.

            (h) Each Material Subsidiary that is a corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with power and authority (corporate and other) under such laws to own, lease and operate its properties and conduct its business; and each such Material Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Material Subsidiary that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable and, except as disclosed on Schedule II or III to this Agreement or as disclosed or contemplated by the Company Registration Statement, are owned by the Company, directly or through one or more subsidiaries, free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity or encumbrance of any kind.

            (i) Each of the Material Subsidiaries in which the Company or a subsidiary of the Company is a limited or general partner (hereinafter called the "Partnerships") has been duly formed and is validly existing as a limited or general partnership, as the case may be, under the

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laws of its jurisdiction of organization, with full power and authority to own, lease and operate properties and conduct its business; all necessary filings with respect to the formation of the Partnerships as limited or general partnerships (as the case may be) have been made under such laws; and each of the Partnerships is duly qualified to transact business and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

            (j) The Company had, at June 30, 2001, a duly authorized and outstanding capitalization as set forth in the Company Prospectus under the caption "Capitalization"; the Shares conform in all material respects to the description thereof contained in the Company Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.

            (k) All of the outstanding shares of capital stock of the Company, including the Shares, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company, including the Shares, was issued in violation of the preemptive rights of any stockholder of the Company.

            (l) Since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change which the Company has reasonable cause to believe will involve any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, or (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

            (m) Neither the Company nor any Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise. The execution and delivery of this Agreement and the compliance by the Company with its obligations hereunder at the Closing Date and any Settlement Date shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of,

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or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under:

      (i) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise); or

      (ii) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of its properties (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise); or

      (iii) any material agreement or other material instrument (including any franchise agreement, license, permit or other governmental authorization granted by the Federal Communications Commission (hereinafter called the "FCC"), The New York State Public Service Commission on Cable Television or any other governing body having jurisdiction over the Company's cable television operations) binding upon the Company or any of its Subsidiaries (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise).

            (n) The statements in the Company Prospectus under "Risk Factors" and "Description of Capital Stock," and the statements in the Company's annual report on Form 10-K, as supplemented and amended by the Company's Form 10-K/As, for the year ended December 31, 2000 (the "2000 Form 10-K"), which is incorporated by reference in the Company Prospectus, under "Business -- Competition -- Cable Television" and "Business -- Regulation -- Cable Television", and in the Company Registration Statement in Item 15, and the statements cross-referenced therein, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, with respect to such legal matters, documents and proceedings, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            (o) Except as disclosed in the Company Prospectus, no authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Act and the securities or the blue sky laws of the various states) is required for the execution, delivery or performance of this Agreement by the Company, except for any consent, approval, authorization, order or registration the failure of which to obtain or make or the absence of which would result in no material adverse effect on the Company and its subsidiaries, considered as one enterprise.

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            (p) Except as disclosed in the Company Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary that the Company has reasonable cause to believe will result in any material adverse change in the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, or that will materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that the Company has reasonable cause to believe will materially adversely affect the consummation of the transactions contemplated in this Agreement.

            (q) There are no contracts or documents of a character required to be described in the Company Registration Statement, the Company Prospectus or the documents incorporated by reference therein or to be filed as exhibits to the Company Registration Statement that are not described and filed as required.

            (r) The Company and the Subsidiaries each has good and marketable title to all material properties and assets described in the Company Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Company Prospectus or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; and any material real property and buildings under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere, to an extent material to the Company and its subsidiaries, considered as one enterprise, with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

            (s) Except as disclosed in the Company Prospectus, the Company and the Subsidiaries each owns, possesses or has obtained all material agreements, governmental licenses, permits, certificates, consents, orders, approvals and other material authorizations (including, without limitation, all material governmental authorizations and agreements with public utilities and microwave transmission companies and pole access and rental agreements) necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted; and neither the Company nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

            (t) To the best knowledge of the Company and except as disclosed in the Company Prospectus, no labor problem exists with its employees or with employees of the Subsidiaries that could reasonably be expected to materially and adversely affect the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise.

      3. Representations and Warranties of Counterparties. Each Counterparty (with respect to itself and AT&T) and AT&T (with respect to each Counterparty and itself) represents and warrants to, and agrees with, each Underwriter, the Company and the Trust that:


            (a) Such Counterparty has been duly organized, is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full power and authority to own its property.

            (b) Such Counterparty has full legal right, capacity, power and authority to enter into and perform its obligations under this Agreement, the Contract and Collateral Agreement to which it is a party and the letter agreement between Counterparties and Salomon Smith Barney relating to expenses of the Trust (the "Reimbursement Agreement").

            (c) This Agreement has been duly authorized, executed and delivered by such Counterparty. The Contract and the Collateral Agreement to which it is a party and the Reimbursement Agreement have been duly authorized, executed and delivered by such Counterparty and, assuming due authorization, execution and delivery by the other parties thereto, are valid and binding agreements of such Counterparty, enforceable against it in accordance with their terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

            (d) The execution and delivery by such Counterparty and AT&T of this Agreement, the execution and delivery by such Counterparty of the Contract and Collateral Agreement to which it is a party and the Reimbursement Agreement, the performance by such Counterparty of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated (including, without limitation, (i) the pledge by such Counterparty to the Trust of a security interest in the Shares pursuant to its respective Collateral Agreement, (ii) following an Acceleration Event (as defined in the Contracts), any action by the Collateral Agent to foreclose on the Shares and deliver the Shares to the Trust, and any action by the Trust to distribute the Shares to the holders of the Equity Trust Securities pursuant to the terms of the Trust Agreement and the Collateral Agreements, and (iii) if the Counterparties do not elect the Cash Delivery Option or elect the Cash Delivery Option but fail thereafter to deliver cash as required by the Contracts, any action by the Collateral Agent to deliver the Shares to the Trust or by the Trust to distribute the Shares to the holders of the Equity Trust Securities pursuant to the terms of the Trust Agreement and the Collateral Agreements) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of, or default under, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note or other agreement or instrument to which such Counterparty or AT&T is a party or by which it may be bound (including, without limitation the Stockholders Agreement dated March 4, 1998, as amended by the Letter Agreements dated August 8, 2001, September 10, 2001 and October 5, 2001 (as so amended, the "Stockholders Agreement")), nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of such Counterparty or AT&T or any law, order, rule or regulation applicable to such Counterparty or AT&T of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over such Counterparty or AT&T or its properties. Upon the occurrence of any of the events listed in clauses (ii) and (iii) in the preceding sentence, the Shares referred to in such clauses will be free and clear of any restriction imposed on the Shares by the Stockholders Agreement. Amounts received by such Counterparty under the Contract to which it is a party at the Closing Date and, if any Option Equity Trust Securities are purchased, at the time of delivery thereof pursuant to Section 4(b), will not be used by such Counterparty for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System.

            (e) Such Counterparty is not and, after giving effect to the transactions contemplated in the Contract and the Collateral Agreement to which it is a party and the offering and sale of the Equity Trust Securities contemplated by this Agreement, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

            (f) Such Counterparty [and AT&T] is now and on the Exchange Date will be the beneficial owner of the Shares to be sold under the Contract to which it is a party free and clear of all liens, encumbrances, equities and claims, except for those created pursuant to the Collateral Agreement to which it is a party, and, assuming that the Trust acquires its interest in such Shares in exchange for the Firm Purchase Price and the Additional Purchase Price (as defined in the Collateral Agreements) in accordance with the terms of the Contract to which it is a party without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), on the Exchange --- Date the Trust will have acquired either the Shares free of any adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) or a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares, in accordance with the terms of the Contract to which such Counterparty is a party. Such Counterparty has the full right, power and authority, and all authorization and approvals required by law to pledge and assign the Shares to be pledged and assigned by such Counterparty pursuant to the Collateral Agreement to which it is a party. The sale, transfer and delivery of any Shares to be delivered by such Counterparty pursuant to the Contract to which it is a party is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Counterparty or any shareholder of such Counterparty is a party or by which any of them is bound.

            (g) [Certificates in negotiable form for such Counterparty's Shares have been or, prior to the Closing Date, will be placed in custody, for delivery pursuant to the terms of the Contract and Collateral Agreement, under a Custody Agreement duly authorized, executed and delivered by such Counterparty, in the form heretofore furnished to you (the "Custody Agreement") with [ ], as Custodian (the "Custodian"); the Shares represented by the certificates so held in custody for such Counterparty will be subject to the interests of the Trust pursuant to the Contract and the Collateral Agreement to which it is a party;

      the arrangements for custody and delivery of such certificates, made by such Counterparty pursuant to the Contract and the Collateral Agreement to which it is a party and the Custody Agreement, are not subject to termination by any acts of such Counterparty, or by operation of law.]

            (h) At the respective times the Company Registration Statement, any Company Rule 462(b) Registration Statement become effective, at the Closing Time (and, if any are purchased on a date other than the Closing Date, at Settlement Date, (A) neither the Company Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) neither the Company Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and -------- ------- warranty applies only to statements or omissions relating to such Counterparty or AT&T furnished to the Company in writing by or on behalf of such Counterparty or AT&T expressly for use in the Company Registration Statement or Company Prospectus.

            (i) Such Counterparty hereby repeats and confirms as if set forth in full herein each of the representations, warranties, guarantees and agreements made by it in the Contract and the Collateral Agreement to which it is a party and agrees that the representations, warranties, guarantees and agreements therein and herein are made hereby for the benefit of, and may be relied upon by, (i) the Underwriters, Shearman & Sterling and Cleary, Gottlieb, Steen & Hamilton, counsel to the Underwriters and (ii) the Company and Sullivan & Cromwell, counsel to the Company.

            (j) Neither such Counterparty [nor AT&T] has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the Equity Trust Securities.

            (k) No consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any court or governmental authority, agency or body is required for the compliance by such Counterparty with all of the provisions of this Agreement, the Contract and the Collateral Agreement to which it is a party and the Reimbursement Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws in connection with the purchase and distribution of the Equity Trust Securities by the Underwriters and the distribution of the Shares pursuant to the terms of the Equity Trust Securities in the manner contemplated herein and in the Trust Prospectus and the Company Prospectus.

            (l) Such Counterparty is a wholly-owned subsidiary of AT&T.

      Any certificate signed by such Counterparty or any director or officer thereof, as the case may be, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Equity Trust Securities shall be deemed a representation and warranty by such Counterparty (and not of such officer in his individual capacity), as to matters covered thereby, to each Underwriter.

      4. Purchase and Sale.

            (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[ ] per Equity Trust Security, the amount of the Underwritten Equity Trust Securities set forth opposite such Underwriter's name in Schedule I hereto.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 3,191,880 Option Equity Trust Securities at the same purchase price per Equity Trust Security as the Underwriters shall pay for the Underwritten Equity Trust Securities. The option may be exercised only to cover over-allotments in the sale of the Underwritten Equity Trust Securities by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Trust Prospectus upon written or facsimile notice by the Representatives to the Trust setting forth the number of Option Equity Trust Securities as to which the several Underwriters are exercising the option and the Settlement Date. Delivery of certificates for the Option Equity Trust Securities by the Trust, and payment therefor to the Trust, shall be made as provided in Section 5 hereof. The number of shares of the Option Equity Trust Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Equity Trust Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Equity Trust Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional Equity Trust Securities.

            (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the Equity Trust Securities will be used by the Trust as specified in the Contracts, the Counterparties agree to pay to Salomon Smith Barney, at the time of each delivery of Equity Trust Securities pursuant to Section 5, an amount equal to $[ ] Equity Trust Security being delivered at such time, plus $[ ] per Equity Trust Security for each Subscription Equity Trust Securities owned by Salomon Smith Barney after giving effect to the subdivision of the Subscription Equity Trust Securities provided for in the Subscription Agreement.

      5. Delivery and Payment. Delivery of and payment for the Underwritten Equity Trust Securities and the Option Equity Trust Securities (if the option provided for in Section 4(b) hereof shall have been exercised on or before the first Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on October [23], 2001, or at such time on such later date not later than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Trust and Counterparties or as provided in Section 13 hereof (such date and time of delivery and payment for the Equity Trust Securities herein called the "Closing Date"). Delivery of the Equity Trust Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of the Closing Date. Delivery of the Equity Trust Securities shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.

      The Trust agrees to have the Equity Trust Securities available for inspection and checking by the Representatives in New York, New York, not later than 1:00 P.M. on the Business Day prior to the Closing Date.

      If the option provided for in Section 4(b) hereof is exercised after the first Business Day prior to the Closing Date, the Trust will deliver the Option Equity Trust Securities (at the expense of the Trust) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of such Settlement Date. If settlement for the Option Equity Trust Securities occurs after the Closing Date, the Trust, the Company and Counterparties will deliver to the Representatives on the Settlement Date for the Option Equity Trust Securities, and the obligation of the Underwriters to purchase the Option Equity Trust Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 10 hereof.

      6. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Equity Trust Securities for sale to the public as set forth in the Trust Prospectus.

      7. Agreements of the Trust. The Trust agrees with the several Underwriters that:

            (a) The Trust will use its best efforts to cause the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Equity Trust Securities, the Trust will not file any amendment of the Trust Registration Statement or supplement to the Trust Prospectus or any Rule 462(b) Trust Registration Statement unless the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. Subject to the foregoing sentence, if the Trust Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Trust Prospectus is otherwise required under Rule 424(b), the Trust will cause the Trust Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Trust will promptly advise the Representatives (1) when the Trust Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Trust Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Trust Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Equity Trust Securities, any amendment to the Trust Registration Statement or any Rule 462(b) Trust Registration Statement, shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Trust Registration Statement, or any Rule 462(b) Trust Registration Statement, or for any supplement to the Trust Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the Equity Trust Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Equity Trust Securities is required to be delivered under the Act, any event occurs as a result of which the Trust Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Trust Registration Statement or supplement the Trust Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Trust promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemental Trust Prospectus to you in such quantities as you may reasonably request.

            (c) The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Trust Registration Statement (without exhibits thereto). The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Trust Registration Statement (including exhibits thereto). The Trust will furnish to the Underwriters not later than (i) 12:00 P.M., New York City time, on the Business Day immediately following the date of determination of the public offering price of the Equity Trust Securities, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 9:00 A.M., New York City time, on the second Business Day immediately following the date on which the public offering price was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Trust Prospectus, the Trust Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Trust Prospectus and the Trust Prospectus and any supplement thereto as the Representatives may reasonably request.

            (d) The Trust will arrange, if necessary, for the qualification of the Equity Trust Securities and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Equity Trust Securities and will pay any fee of the National Association of Securities Dealers, Inc. (the "NASD"), in connection with its review, if any, of the Trust Registration Statement and the offering of the Equity Trust Securities.

      8. Agreements of the Company. The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Subject to Section 8(c), if filing of the Company Prospectus is required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed. The Company will promptly advise the Representatives when the Company Registration Statement, if not effective at the Execution Time, shall have become effective. The Company has furnished or will furnish to the Underwriters as many copies of any preliminary prospectus and the Company Prospectus as the Representatives reasonably request.

            (b) During the period when the Company Prospectus is required by the Act to be delivered in connection with sales of the Equity Trust Securities, the Company will, subject to Section 8(c), file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act subsequent to the time the Company Registration Statement becomes effective.

            (c) During the period when the Company Prospectus is required by the Act to be delivered in connection with sales of the Equity Trust Securities, the Company will inform the Representatives of its intention to file any amendment to the Company Registration Statement, any supplement to the Company Prospectus or any document that would as a result thereof be incorporated by reference in the Company Prospectus; will furnish the Representatives with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which the Representatives shall reasonably object.

            (d) During the period when the Company Prospectus is required by the Act to be delivered in connection with sales of the Equity Trust Securities, the Company will notify the Representatives immediately, and confirm the notice in writing (with respect to clause (i), upon request),
      (i) of the effectiveness of any amendment to the Company Registration Statement, (ii) of the receipt of any comments from the Commission with respect to the Company Registration Statement or the Company Prospectus,
      (iii) of any request by the Commission to amend the Company Registration Statement or any supplement to the Company Prospectus or for additional information relating thereto and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or to the Company's knowledge, the threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

            (e) The Company has furnished or will furnish to the Representatives one copy of the originally executed Company Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and a copy of all originally executed consents and certificates of experts, and has furnished or will furnish to each of the Representatives as many conformed copies of the Company Registration Statement as originally filed and of each amendment thereto (including documents incorporated or deemed to be incorporated by reference into the Company Prospectus but without exhibits) as the Representatives may reasonably request.

            (f) The Company will use its reasonable best efforts, in cooperation with the Trust and the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

            (g) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 calendar days in the case the period corresponds to the fiscal year of the Company), an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Act), covering a period of 12 months beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Company Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

            (h) The Company will use its reasonable best efforts to comply with the Act and the Exchange Act. If at any time when the Company Prospectus is required by the Act to be delivered in connection with sales of the Equity Trust Securities any event shall occur or condition exist as a result of which it is necessary to amend the Company Registration Statement or amend or supplement the Company Prospectus in order that the Company Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Company Registration Statement or amend or supplement the Company Prospectus in order to comply with the requirements of the Act, the Company will promptly prepare and file with the Commission, subject to Section 8(d), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Company Registration Statement or the Prospectus comply with such requirements.

            (i) For a period of three years after the Closing Date, the Company will furnish to the Representatives copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

            (j) The Company will not be or become, at any time prior to the expiration of three years after the Closing Date, an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

            (k) The Company will not, without the prior written consent of one of the Representatives, offer, sell, contract to sell or otherwise dispose of any Shares (except for shares issuable upon conversion of securities or exercise of warrants and options outstanding as of the date of the Company Prospectus or pursuant to employee benefit plans) or warrants, rights or options convertible into or exercisable or exchangeable for Shares at any time for a period of 90 days after the date of the Company Prospectus.

      9. Agreements of Counterparties. Each Counterparty agrees with each of the Underwriters that:

            (a) [Each of such Counterparty [and AT&T] and its other subsidiaries, will comply with the last paragraph of Section 2 of the Stockholders Agreement, as in effect on the date hereof. The foregoing sentence shall not apply to the Shares to be sold hereunder.]

            (b) Such Counterparty will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange

      Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Equity Trust Securities or the Shares.

            (c) Such Counterparty will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares (including with respect to the offering and sale of the Equity Trust Securities) by an Underwriter or dealer may be required under the Act, of any change in the information furnished to the Company in writing by or on behalf of such Counterparty or AT&T in the Company Registration Statement or the Company Prospectus relating to such Counterparty or AT&T.

      10. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Equity Trust Securities and the Option Equity Trust Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Trust, the Company and Counterparty contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 4(b) hereof, to the accuracy of the statements of the Trust, the Company and Counterparty made in any certificates pursuant to the provisions hereof, to the performance by each of the Trust, the Company and Counterparty of their respective obligations hereunder and to the following additional conditions:

            (a) If the Trust Registration Statement or the Company Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, such Trust Registration Statement or Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the Equity Trust Securities, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the Equity Trust Securities was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Trust Prospectus or the Company Prospectus, or any supplement thereto, is required pursuant to Rule 497(h) or Rule 424(b), such Trust Prospectus or Company Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Trust Registration Statement or the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Representatives shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably request.

            (c) The Company Registration Statement, including any Rule 462(b) Company Registration Statement, has become effective and at the Closing Date, no stop order suspending the effectiveness of the Company Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the

      Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

            (d) The Representatives shall have received a signed opinion of Sullivan & Cromwell, counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

                  (ii) The Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (iii) The execution and delivery of this Agreement by the
            Company, and the compliance by the Company with the terms of this Agreement do not and will not result in any violation of the Certificate of Incorporation or By-laws of the Company, in each case as in effect as of such Closing Date.

                  (iv) This Agreement has been duly authorized, executed and delivered by the Company.

Such counsel shall also furnish the Representatives with a letter to the effect that as counsel to the Company, they reviewed the Company Registration Statement and the Company Prospectus, participated in discussions with representatives of the Representatives and those of the Company and its accountants and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; between the date of the Company Prospectus and the Closing Date, such counsel participated in further discussions with representatives of the Representatives and those of the Company and its accountants in which the contents of certain portions of the Company Prospectus and related matters were discussed and reviewed, reviewed certain documents filed by the Company with the Commission, certificates of certain officers of the Company and the Counterparties, an opinion addressed to the Underwriters from Robert S. Lemle, Esq., Vice Chairman, General Counsel and Secretary for the Company, and a letter from the Company's independent accountants; on the basis of the information that such counsel gained in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience such counsel have gained through their practice under the Act, they confirm to the Representatives that, in such counsel's opinion, the Company Registration Statement, as of its effective date, and the Company Prospectus, as of the date of the Company Prospectus (and any amendment to the Company Registration Statement or supplement to the Company Prospectus, as of its respective effective or issue date), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; further, nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that the Company Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus, as of the date of the Company Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that came to the attention of such counsel in the course of the procedures described in the second clause of this paragraph has caused such counsel to believe that the Company Prospectus, as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel shall state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement or the Company Prospectus except for those made under the captions "Description of Cablevision NY Group Class A Common Stock" and "Plan of Distribution" in the Company Prospectus insofar as they relate to provisions of documents therein described; also, such counsel need express no opinion or belief as to the financial statements or other financial data contained in the Company Registration Statement or the Company Prospectus or as to the description of statutes, regulations, proceedings or matters referred to in Section 10(f) hereof.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and no opinion as to federal or state laws relating to communications and telecommunications, including laws which regulate individuals, companies or businesses because such entities provide communications or telecommunications services, including the provision of cable television services or telephone services. Such counsel may also state that they have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by them to be responsible.

      (e) The Representatives shall have received a signed opinion of Robert S. Lemle, Esq., Vice Chairman, General Counsel and Secretary for the Company, dated as of the Closing Date, in form and substance satisfactory to counsel to the Underwriters, to the effect that:

                  (i) The Company is a corporation duly organized, validly
            existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Company Prospectus.

                  (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (iii) Each Material Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business. Each Material Subsidiary that is a partnership is duly organized under the laws of the jurisdiction of its organization.

                  (iv) The number of authorized shares of capital stock of the
            Company is as set forth in the Company Prospectus under the heading "Capitalization".

                  (v) All of the outstanding shares of capital stock of each
            Material Subsidiary that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable; except as set forth on Schedules II and III to this Agreement or as disclosed in or as contemplated by the Company Prospectus, all of such shares are owned by the Company, directly or through one or more subsidiaries, free and clear of any material pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; no holder thereof is subject to personal liability under the certificate of incorporation or by-laws of the respective Material Subsidiary or the corporation law of the jurisdiction in which such Material Subsidiary is organized by reason of being such a holder and none of such shares was issued in violation of the preemptive rights of any stockholder of such Material Subsidiary under the certificate of incorporation or by-laws of such Material Subsidiary or the corporation law of the jurisdiction in which such Material Subsidiary is organized.

                  (vi) To such counsel's knowledge, there are no legal or
            governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or may be a party, or of which any of their properties are or may be the subject, of a character which are required to be disclosed in the Company Registration Statement, the Company Prospectus, the 2000 Form 10-K or any Form 10-Q of the Company, other than those disclosed therein or in any amendments thereto.

                  (vii) The documents incorporated by reference in the Company
            Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein and any untrue statement or omission of a material fact contained therein which was corrected in the Company Prospectus, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and he has no reason to believe that such documents, considered together, as of the date of the Company Prospectus or as of the Closing Date, contained or contain an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (viii) Such counsel does not know of any contracts or
            documents of a character required to be described or referred to in the Company Registration Statement or the Company Prospectus or to be filed as exhibits to the Company Registration Statement that are not described, referred to or filed as required.

                  (ix) To the knowledge of such counsel, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Company Registration Statement or the Company Prospectus or filed as an exhibit to the Company Registration Statement or any subsequent Form 10-Q of the Company, which default would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise.

                  (x) The execution and delivery by the Company of this
            Agreement and the compliance by the Company with its obligations under this Agreement, will not conflict with the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (including any franchise agreement, license, permit or other governmental authorization granted by the FCC, The New York State Public Service Commission on Cable Television or any other federal or New York State governing body having jurisdiction over the Company's cable television operations) known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, which conflict, breach, violation or default would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any federal, New York or Delaware General Corporation Law statute or any order, rule or regulation known to such counsel of any federal, New York or Delaware court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties, which violation in each case would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except with respect to such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities laws in connection with the purchase and distribution of the Equity Trust Securities by the Underwriters or the distribution of Shares pursuant to the terms of the Equity Trust Securities.

                  (xi) All of the outstanding shares of capital stock of the
            Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company under the Company's Certificate of Incorporation or By-laws or the Delaware General Corporation Law.

In rendering such opinion, such counsel may state that he expresses no opinion as to any matters governed by any laws of any jurisdiction other than the federal laws of the United States (other than federal communications laws, as to which such counsel need express no opinion), the laws of the State of New York and the General Corporation Law of the State of Delaware. In giving such opinion, such counsel may rely, as to all matters governed by the laws of any other jurisdiction, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that he believes the Representatives and he are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

            (f) The Representatives shall have received a signed opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as special communications counsel to the Company, dated as of the Closing Date, in form and substance satisfactory to counsel to the Underwriters, to the effect that:

                  (i) The approvals, if any, required to be obtained from the
            FCC to consummate the transactions contemplated by this Agreement have been obtained and are in full force and effect.

                  (ii) Such counsel does not know of any federal communications and copyright statutes that are principally directed to the regulation of cable properties applicable to the Company that are not described in the Company Prospectus but would be material and relevant to the business of the Company, and the descriptions in the Company Prospectus of such statutes therein described are accurate and fairly summarize the information shown.

                  (iii) The information in the Company Registration Statement and Company Prospectus under the captions "Risk Factors -- Our business is subject to extensive government regulations and changes in current or future laws or regulations could restrict our ability to operate our business as we currently do", "Risk Factors -- Recent FCC and Congressional issues may effect our businesses" and "Risk Factors -- Our financial performance may be harmed by the significant and credible risk of competition in our cable television business" and in the 2000 Form 10-K under the captions "Business -- Competition -- Cable Television" and "Business -- Regulation -- Cable Television", to the extent that such sections describe statutes, regulations and governmental proceedings or matters involving federal communications and copyright law and policy and the impact thereof on the business in which the Company and its subsidiaries are engaged, has been reviewed by them and fairly represents the communications and copyright law described therein applicable to the Company and its subsidiaries as disclosed in the Company Prospectus and material and relevant to the business of the Company and its subsidiaries.

      In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the District of Columbia, the federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe the Representatives and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

            (g) Counterparties shall have caused Davis Polk & Wardwell, counsel for Counterparties and AT&T, to have furnished to the Representatives its opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                  (i) Each of the Counterparties and AT&T is duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full power to own its property;

                  (ii) This Agreement has been duly authorized, executed and delivered by each Counterparty and AT&T; the Contracts, the Collateral Agreements and the Reimbursement Agreement have been duly authorized, executed and delivered by Counterparties and assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreements of Counterparties; each Counterparty has corporate power and authority to sell, transfer and deliver Shares in connection with the offering of the Equity Trust Securities in the manner provided in this Agreement and the Contracts;

                  (iii) Counterparty is not, and after giving effect to the
            distribution of the Shares in connection with the offering of the Equity Trust Securities and the application of the proceeds thereof, will not be, an "investment company" as defined in the Investment Company Act;

                  (iv) Each Collateral Agreement creates a valid security
            interest in favor of the Collateral Agent (as defined therein) for the benefit of the Trust in the Shares pledged thereunder as security for the performance by the applicable Counterparty of its obligations under its respective Contract and to secure the observance and performance of the covenants and agreements of such Counterparty contained in its respective Contract and Collateral Agreement;

                  (v) Each of (i) the execution and delivery by the
            Counterparties and AT&T of this Agreement, their respective Contracts and Collateral Agreements and the Reimbursement Agreement, the performance by the Counterparties of their respective obligations thereunder and the consummation of the transactions therein contemplated, including the pledge by the Counterparties to the Trust of a security interest in the Shares pursuant to the Collateral Agreement, (ii) following an Acceleration Event (as defined in the Contracts), any action by the Collateral Agent to foreclose on the Shares and deliver the Shares to the Trust, and any action by the Trust to distribute the Shares to the holders of the Equity Trust Securities pursuant to the terms of the Trust Agreement, and (iii) if the Counterparties do not elect the Cash Delivery Option or elect the Cash Delivery Option but fail thereafter to deliver cash as required by the Contracts, any action by the Collateral Agent to deliver the Shares to the Trust or by the Trust to distribute the Shares to the holders of the Equity Trust Securities pursuant to the terms of the Trust Agreement and the Collateral Agreements, does not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of or imposition of any lien (other than the lien created pursuant to the Collateral Agreements), charge or encumbrance upon the Shares pursuant to the Stockholders Agreement and upon the occurrence of the any of the events listed in clauses (ii) and (iii) above, the Shares referred to in such clauses will be free and clear of any restriction imposed on the Shares by the Stockholders Agreement.

                  (vi) The Custody Agreement has been duly authorized, executed and delivered by the Counterparties, the Custody Agreement is valid and binding on the Counterparties and the Counterparties have full legal right and authority to sell, pledge, transfer and deliver in the manner provided in their respective Contract and Collateral Agreement and the Custody Agreement, the Shares to be sold, pledged, transferred and delivered thereunder; and

                  (vii) no consent, approval, authorization, filing with or
            order of any court or governmental agency or body is required for the consummation by Counterparty of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Equity Trust Securities by the Underwriters and the distribution of the Shares pursuant to the terms of the Equity Trust Securities in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus;

            (h) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the Trust, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Equity Trust Securities, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Agreements and other related matters as the Representatives may reasonably require, and (ii) from Shearman & Sterling, counsel for the Underwriters, a negative assurance letter dated the Closing Date and addressed to the Representatives, with respect to the Company Registration Statement, the Company Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (i) The Trust shall have furnished to the Representatives a certificate of the Trust, signed by the Managing Trustee and dated the Closing Date, to the effect that:

                  (i) the representations and warranties of the Trust in this
            Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied in all material respects with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial); and

                  (ii) no stop order suspending the effectiveness of the Trust
            Registration Statement or the use of the Trust Prospectus has been issued and to the Trust's knowledge after due inquiry, no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

            (j) At the Closing Time, (i) the Company Registration Statement and the Company Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the Act and, in all material respects, shall conform to the requirements of the Act and neither the Company Registration Statement nor the Company Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Company Registration Statement, any material adverse change or any development involving a prospective material adverse change in or affecting the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, (iii) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (iv) the other representations and warranties of the Company set forth in Section 2 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, the Representatives shall have received a certificate of the Chief Executive Officer, the President, a Vice Chairman or a Vice President, and the Treasurer or Controller, of the Company, dated as of the Closing Time, to such effect.

            (k) Each Counterparty shall have furnished to the Representatives a certificate, dated the Closing Date, to the effect that the representations and warranties of such Counterparty in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date and such Counterparty has complied in all material respect with all the agreements and satisfied in all material respect all the conditions on its part to be performed or satisfied at or prior to the Closing

      Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial).

            (l) The Representatives shall have received from KPMG LLP (i) at the time of execution of this Agreement, a letter dated the date hereof and delivered in accordance with Statement on Auditing Standards No. 72, as amended, in form and substance satisfactory to the Representatives and
      (ii) at the Closing Date, a letter, dated as of the Closing Date, to the effect that KPMG LLP reaffirms the statements made in the letter furnished pursuant to Section 10(l)(i) hereof, except that the specified date referred to shall be a date not more than five business days prior to the Closing Date.

            (m) The Equity Trust Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

            (n) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Company Registration Statement (exclusive of any amendment thereof) and the Company Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto) the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Equity Trust Securities as contemplated by the Trust Registration Statement and the Company Registration Statement (in either case, exclusive of any amendment thereof) and the Trust Prospectus and the Company Prospectus (in either case, exclusive of any supplement thereto).

            (o) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

            (p) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and Counterparties shall have delivered to the Collateral Agent the number of Shares required by the Collateral Agreement to be initially pledged and assigned by each Counterparty in accordance with the requirements of its Collateral Agreement.






            (q) Prior to the Closing Date, the Representatives shall have received an agreement substantially in the form of Exhibit A hereto signed by the persons listed on Schedule IV hereto.



            (r) Prior to the Closing Date, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated and the matters referred to in Section 10(h) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the Trust, AT&T, and the Counterparties, the performance of any of the covenants of the Company, the Trust, AT&T, and the Counterparties, or the fulfillment of any of the conditions herein contained.

      If any of the conditions specified in this Section 10 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trust, the Company and Counterparty in writing or by telephone or facsimile confirmed in writing.

      The documents required to be delivered by this Section 10 shall be delivered to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, attention of Jonathan Jewett, Esq., on the Closing Date.

      11. Expenses. (a) Counterparties will pay all expenses incident to the performance by the Trust and their obligations under this Agreement and the Contracts and Collateral Agreements, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of this Agreement, the Trust Agreement, each of the Fundamental Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Equity Trust Securities, (iii) the preparation, issuance and delivery of the certificates for the Equity Trust Securities to the Representatives, (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of Counterparties' counsel and other advisors, (vi) the qualification of the Equity Trust Securities under state securities laws in accordance with the provisions of Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of the related blue sky survey and any supplement thereto, (vii) the printing and delivery to the Representatives of copies of each Preliminary Trust Prospectus, the Trust Prospectus and any amendments or supplements thereto, (viii) the fees and expenses of any transfer agent or registrar for the Equity Trust Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Trust Registration Statement and the offering of the Equity Trust Securities in accordance with the provisions of Section 7(d) hereof, (x) the fees and expenses incurred in connection with the listing of the Equity Trust Securities on the NYSE and (xi) the fees and expenses incurred in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Equity Trust Securities. Counterparties will reimburse the Underwriters through Salomon Smith Barney on the Closing Date in immediately available funds for the Up-Front Fee Amount and the Up-Front Expense Amount (each as defined in the Fund Expense Agreement dated as of the Closing Date between

Salomon Smith Barney and BoNY) and for the up-front fees of the trustees of the Trust paid by Salomon Smith Barney.

            (b) Counterparties will pay all expenses incident to the performance by the Company of its obligations under this Agreement, including (i) the preparation, printing and filing of the Company Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Trust, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Shares under state securities laws in accordance with the provisions of
Section 8(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (v) the printing and delivery to the Representatives of copies of each Preliminary Company Prospectus, the Company Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Company Registration Statement and the offering of the Shares in accordance with the provisions of
Section 8(e) hereof and (viii) the fees and expenses incurred in connection with the approval of the Shares for trading on the New York Stock Exchange.

            (c) If the sale of the Equity Trust Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 10 hereof is not satisfied, because of any refusal, inability or failure on the part of the Company or Counterparties to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, Counterparties will reimburse the Underwriters through Salomon Smith Barney upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Equity Trust Securities.

            (d) The provisions of this Section 11 shall not supersede or otherwise affect any agreement that the Company, on the one hand, and Counterparties or AT&T Broadband LLC, on the other hand, may otherwise have for the allocation of such expenses among themselves.

      12. Indemnification. (a) The Company agrees to indemnify and hold harmless the Trust, each of the Trustees, each Underwriter and each person, if any, who controls the Trust or any Underwriter within the meaning of Section 15 of the Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any Preliminary Company Prospectus or the Company

            Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred
            (including fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by (i) any Underwriter through the Representatives expressly for use in the Company Registration Statement (or any amendment thereto), or any Preliminary Company Prospectus or the Company Prospectus (or any amendment or supplement thereto),
(ii) the Counterparties or AT&T, or on behalf of the Counterparties or AT&T, expressly for use in the Company Registration Statement (or any amendment thereto), or any Preliminary Company Prospectus or the Company Prospectus (or any amendment or supplement thereto) or (iii) the Trust, or on behalf of the Trust, expressly for use in the Company Registration Statement (or any amendment thereto), or any Preliminary Company Prospectus or the Company Prospectus (or any amendment or supplement thereto);

      The foregoing indemnity with respect to any untrue statement contained in or any omission from any Preliminary Company Prospectus, shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage, liability or litigation arising from the sale of Equity Trust Securities to any person by such Underwriter if such Underwriter failed to send or give a copy of the Preliminary Company Prospectus, as the same may be supplemented or amended, to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such preliminary prospectus was corrected in the Company Prospectus, unless such failure resulted from noncompliance by the Company with its obligations hereunder to furnish the Underwriters with copies of the Company Prospectus.

            (b) The Counterparties severally agree to indemnify and hold harmless the Trust, each of the Trustees, the Company, each Underwriter and each person, if any, who controls the Trust or any Underwriter within the meaning of
Section 15 of the Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) an untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) an untrue statement or alleged untrue statement of a material fact included in any Preliminary Trust Prospectus or the Trust Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) an untrue statement or alleged untrue statement of material fact contained in any information furnished to the Company in writing by or on behalf of the Counterparties or AT&T in the Company Registration Statement or the Company Prospectus relating to the Counterparties or AT&T or the omission or alleged omission therefrom of a material fact required to be stated in such information or necessary to make the statements in such information (with respect to the Company Prospectus, in light of the circumstances under which they were made) not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if any such settlement is effected with the written consent of the Counterparties; and

                  (iii) against any and all expense whatsoever, as incurred
            (including fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

      The foregoing indemnity with respect to any untrue statement contained in or any omission from Preliminary Trust Prospectus, shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage, liability or litigation arising from the sale of Equity Trust Securities to any person by such Underwriter if such Underwriter failed to send or give a copy of such Preliminary Trust Prospectus, as the same may be supplemented or amended, to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such preliminary prospectus was corrected in the Trust Prospectus, unless such failure resulted from noncompliance by the Trust with its obligations hereunder to furnish the Underwriters with copies of the Trust Prospectus.

            (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, the directors of the Company, officers of the Company who signed the Company Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section 12(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Company Registration Statement (or any amendment thereto), any Preliminary Company Prospectus or in the Company Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Company Registration Statement (or any amendment thereto), or such Preliminary Company Prospectus or the Company Prospectus (or any amendment or supplement thereto).

            (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Counterparties, the directors, officers, employees and agents of the Counterparties, and each person, if any, who controls the Counterparties within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section 12(b), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Trust Registration Statement (or any amendment thereto), any Preliminary Trust Prospectus or in the Trust Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Counterparties by such Underwriter through the Representatives expressly for use in the Trust Registration Statement (or any amendment thereto), or such Preliminary Trust Prospectus or the Trust Prospectus (or any amendment or supplement thereto).

            (e) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

            (f) The provisions of this Section 12 shall not affect any agreement between the Company, on the one hand, and the Counterparties, AT&T or AT&T Broadband LLC, on the other hand, with respect to indemnification.

      13. Contribution.

            (a) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in paragraph (a) or (c) of
Section 12 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the sales load hereunder with respect to the offering of the Equity Trust Securities bears to the purchase price of the Equity Trust Securities, and the Company is responsible for the balance on a pro rata basis; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (b) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in paragraph (b) or (d) of
Section 12 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, Counterparties and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Counterparties and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the sales load hereunder with respect to the offering of the Equity Trust Securities bears to the purchase price of the Equity Trust Securities, and the Counterparties are responsible for the balance on a pro rata basis; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (c) The contribution provisions contained in this Section 13 shall not affect any agreement between the Company, on the one hand, and the Counterparties, AT&T or AT&T Broadband LLC on the other hand, with respect to contribution.

            (d) For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director or officer of the Company or the Selling Stockholders and each person, if any, who controls the Company or the Counterparties within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company and the Counterparties, respectively.

      14. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Equity Trust Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Equity Trust Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Equity Trust Securities set forth opposite the names of all the remaining Underwriters) the Equity

Trust Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Equity Trust Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Equity Trust Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Equity Trust Securities, and if such nondefaulting Underwriters do not purchase all the Equity Trust Securities, then the Company shall have 36 hours within which it may, but it is not obligated, to find one or more substitute underwriters satisfactory to the Representatives to purchase such Securities upon the terms set forth in this Agreement and if the Company is unable to find one or more such underwriters that are satisfactory to the Representatives, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company, or Counterparty. In the event of a default by any Underwriter as set forth in this Section 14, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Trust Registration Statement and the Trust Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, Counterparties and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      15. Termination. The Representatives may terminate this Agreement, by notice to the Company and the Counterparties, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Company Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting he financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, or (ii) if trading in securities of the Company or generally on the New York Stock Exchange shall have been materially suspended or materially limited or minimum prices shall have been established on such Exchange (which shall not include trading suspensions or limitations resulting from the operation of General Rules 80A and 80B of such Exchange, as amended or supplemented), or (iii) a banking moratorium shall have been declared by either federal or New York State authorities, or
(iv) the United States shall have become engaged in hostilities which have resulted in the declaration of war, or there shall have occurred any other calamity or crisis, the effect of which (in either event) on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Equity Trust Securities on the terms and in the manner contemplated in the Trust Prospectus.

      16. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Company, Counterparties or their respective officers, if applicable, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust, the Company, AT&T, the Counterparties or any of the officers, directors or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the Equity Trust Securities. The provisions of Sections 11, 12, 13 and 18 hereof shall survive the termination or cancellation of this Agreement.

      17. Guarantee of AT&T.

      AT&T agrees to guarantee full payment and complete performance of any and all obligations of the Counterparties under this Agreement. [Consider if more is necessary].

      18. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc., General Counsel (fax no.: (212) [ ]) and confirmed to the General Counsel, care of Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York 10013, attention: Jeanne Campanelli; if sent to the Trust, will be mailed, delivered, or telefaxed and confirmed to it c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715,
Attention: Donald J. Puglisi; if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at Cablevision Systems Corporation, 111 Stewart Avenue, Bethpage, New York 11714, attention of Robert S. Lemle, Esq., Vice Chairman, Secretary and General Counsel, with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, attention of John P. Mead, Esq.; or if sent to Counterparties, [____].

      19. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder.

      20. Applicable Law. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

      21. Counterparts This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

      22. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

      23. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

"Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

"Commission" shall mean the Securities and Exchange Commission.

"Company Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the Equity Trust Securities and that is first filed pursuant to Rule

424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares that is used in connection with such offering and sale and that is included in the Company Registration Statement at the Company Effective Date.

"Company Registration Statement" shall mean the registration statement referred to in Section 2(a) above including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

"Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Organizational Documents" shall mean, in respect of any company, corporation, trust, partnership, limited liability company, governmental agency or other enterprise, as applicable, its founding act, charter, articles of incorporation and by-laws, deed of trust, memorandum and articles of association, statute, certificate of partnership, partnership agreement, limited liability company agreement, or similar instrument.

"Preliminary Company Prospectus" shall mean any preliminary prospectus relating to the Shares referred to in Section 2(a) and any preliminary prospectus included in the Company Registration Statement at the Company Effective Date that omits Rule 430A Information.

"Preliminary Trust Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Trust Registration Statement at the Trust Effective Date that omits Rule 430A Information.

"Rule 415," "Rule 424," "Rule 430A," "Rule 462," "Rule 497(h)," "Regulation S-K"
and "Regulation S-X" refer to such rules and regulations under the Act.

"Rule 430A Information" shall mean information with respect to the Equity Trust Securities, the Shares and the offering thereof permitted to be omitted from the Trust Registration Statement (or, as used in Section 2 above, the Company Registration Statement) when it becomes effective pursuant to Rule 430A.

"Rule 462(b) Company Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 2(a) above.

"Rule 462(b) Trust Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(a) above.

"Trust Effective Date" shall mean each date and time that the Trust Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Trust Registration Statement became or become effective.

"Trust Prospectus" shall mean the prospectus relating to the Equity Trust Securities that is first filed pursuant to Rule 497(h) after the Execution Time or, if no filing pursuant to Rule 497(h) is required, shall mean the form of final prospectus relating to the Equity Trust Securities included in the Trust Registration Statement at the Trust Effective Date.

"Trust Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Trust Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Trust Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Trust Effective Date as provided by Rule 430A.

As used herein, the terms "Trust Registration Statement," "Preliminary Trust Prospectus" and "Trust Prospectus" shall not include the Company Prospectus attached thereto.

As used herein, the terms "Company Registration Statement", "Preliminary Company Prospectus", and "Company Prospectus" shall not include the Trust Registration Statement, Preliminary Trust Prospectus or Trust Prospectus.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company, Counterparties and the several Underwriters.



[SIGNATURES]

                                   SCHEDULE I

                                   Number of Underwritten
                                   Equity Trust Securities to be
Underwriters                       Purchased
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Salomon Smith Barney Inc.
Banc of America Securities LLC
Goldman, Sachs & Co.
Lehman Brothers Inc.
Credit Lyonnais Securities (USA) Inc.
Dain Rauscher Incorporated
J.P. Morgan Securities Inc.
SG Cowen Securities Corporation


Total                                      21,279,206
                                           ----------

                                   SCHEDULE II

                            RESTRICTED SUBSIDIARIES
                            (* - material subsidiary)


   151 Fulton Street Corporation
   A-R Cable Services - NY, Inc.
   Arsenal MSub 2 Inc.
   Cablevision Area 9 Corporation
   Cablevision Fairfield Corporation
   Cablevision Lightpath, Inc.
   Cablevision MFR, Inc.
   Cablevision of Brookhaven, Inc.
   Cablevision of Brookline, Inc.
   Cablevision of Cleveland G.P., Inc.
   Cablevision of Cleveland L.P., Inc.
   Cablevision of Cleveland, L.P.
   Cablevision of Connecticut Corporation
   Cablevision of Connecticut Limited Partnership
   Cablevision of Hudson County, Inc.
   Cablevision of Litchfield, Inc.
   Cablevision of Monmouth, Inc.
   Cablevision of New Jersey, Inc.
   Cablevision of Newark
   Cablevision of Oakland, Inc.
   Cablevision of Ossining Limited Partnership (f/k/a Cablevision of \ Brookline LP)
   Cablevision of Paterson, Inc.
   Cablevision of Rockland/Ramapo, Inc.
   Cablevision of Southern Westchester, Inc.
   Cablevision of the Midwest Holding, Inc.
   Cablevision of Wappingers Falls, Inc. (f/k/a Cablevision of Boston, Inc.) Cablevision of Warwick, Inc.
   Cablevision Systems Brookline Corporation
   Cablevision Systems Dutchess Corporation
   Cablevision Systems East Hampton Corporation
   Cablevision Systems Great Neck Corporation
   Cablevision Systems Huntington Corporation
   Cablevision Systems Islip Corporation
   Cablevision Systems Long Island Corporation
* Cablevision Systems New York City Corporation (f/k/a NYC LP Corp.) Cablevision Systems of Southern Connecticut Limited Partnership

                                   SCHEDULE II

                            RESTRICTED SUBSIDIARIES
                            (* - material subsidiary)


   Cablevision Systems Suffolk Corporation
   Cablevision Systems Westchester Corporation
   Communications Development Corporation
   CSC Acquisition - MA, Inc.
   CSC Acquisition - NY, Inc.
   CSC Acquisition Corporation
   CSC Gateway Corporation
   CSC TKR, Inc.
   CSC TKR I, Inc.
   KRC/CCC Investment Partnership
   Montague Cable Company, Inc.
   Petra Cablevision Corporation
   Samson Cablevision Corp.
   Suffolk Cable Corporation
   Suffolk Cable of Shelter Island, Inc.
   Suffolk Cable of Smithtown, Inc.
   Telerama, Inc.

   AC Productions West, Inc.
   AC Productions, Inc.
   ACEP LLC
   American Catholic Enterprises At The Movies Productions East LLC American Catholic Enterprises Chat Productions East LLC
   American Catholic Enterprises Hub Productions East LLC
   American Catholic Enterprises Masters Productions East LLC
   American Catholic Enterprises News Productions East LLC
   American Catholic Enterprises Productions East LLC
   American Catholic Enterprises Studios Productions East LLC
   American Catholic LLC
   AMC II Holding Corporation (1)
   AMC Productions, Inc. (1)
   American Movie Classics Company (1)
   American Movie Classics Holding Corporation (1)
   American Pop, LLC
   American Sports Classics, L.L.C.
   Bravo Acquisition Company LLC
   Bravo Company
   Bravo Holding Corporation
   Bravo II Holding Corporation
   Bravo Programming, Inc.
   Cable Networks, Inc.
   CSC Sterling Holdings, LLC
   Foxwatch Productions, Inc.
   Garden Programming, L.L.C.
   IFC Entertainment LLC
   IFC Films LLC
   IFC Productions I L.L.C.
   IFC Theatres, LLC
*  Madison Square Garden, L.P. (2)
   Madison Square Garden CT, LLC
   Metro Channel, L.L.C.
   Metro Channel Holdings I, LLC
   Metro Channel Holdings II, LLC
   Metro Channel Productions, LLC
   MSG Aircraft Leasing, LLC
   MSG Boxing, LLC

   MSG Eden Corporation
   MSG Flight Operations, LLC
   MSG/TJF Scarlet Productions, LLC
   MuchMusic U.S.A. Venture
   National Advertising Partners
   National PSNA Holdings I, LLC
   National PSNA Holdings II, LLC
   National Sports Partners
   News 12.com, Inc. (f/k/a Neighborhood News Holdings, Inc.)
   News 12 Holding Corporation
   News 12 II Holding Corporation
   News 12 New Jersey L.L.C.
   News 12 The Bronx, LLC
   News 12 The Bronx Holding Corporation
   Next Wave Films, L.L.C.
   New England Sea Wolves, L.L.C.
   New York Rangers Enterprises Company
   New York Metro LLC
   Prime SportsChannel Networks Associates
   Radio City Networks LLC
   Radio City Networks Holdings I, LLC
   Radio City Networks Holdings II, LLC
   Radio City Productions, L.L.C.
   Radio City Trademarks, L.L.C.
   Rainbow Advertising Holdings, LLC
   Rainbow Advertising Sales Corporation
   Rainbow CT Holdings, Inc.
   Rainbow DBS Holdings, Inc.
   Rainbow Films Holding LLC
   Rainbow Garden Corp.
   Rainbow Media Group, LLC
*  Rainbow Media Holdings, Inc.
   Rainbow MM Holdings Corporation
   Rainbow MM Holdings II Corporation
   Rainbow National Sports Holdings, LLC
   Rainbow Network Communications
   Rainbow News 12 Company
   Rainbow NJ Holdings, Inc.
   Rainbow NJ Holdings II, Inc.

*   Rainbow Regional Holdings, LLC
    Rainbow Regional Sports News Holdings, LLC
    Rainbow Travel, Inc.
    Rainbow Westchester Holdings, Inc.
    RCE Humbug Productions LLC
    RCE/4KE Productions LLC
    Regional Chicago Holdings, LLC
    Regional Cincinnati Holdings I, LLC
    Regional Cincinnati Holdings II, LLC
*   Regional MSG Holdings, LLC
    Regional NE Holdings I, LLC
    Regional NE Holdings II, LLC
    Regional Ohio Holdings I, LLC
    Regional Ohio Holdings II, LLC
    Regional Pacific Holdings, LLC
*   Regional Programming Partners
    RNC Holding Corporation
    RNC II Holding Corporation
    SC Florida Holding Company, L.L.C.
    Soccer/USA Partners, L.P.
    SportsChannel America Associates
    SportsChannel America Soccer, Inc.
    SportsChannel Associates (2)
    SportsChannel Chicago Associates
    SportsChannel Cincinnati Associates
    SportsChannel Florida Associates
    SportsChannel Florida Holding Company L.L.C.
    SportsChannel New England Limited Partnership
    SportsChannel Ohio Associates
    SportsChannel Pacific Associates
    SportsChannel Ventures, Inc.
    Sterling Digital LLC
    The 31st Street Company, L.L.C.
    The Independent Film Channel LLC
    WE:  Women's Entertainment LLC (f/k/a Romance Classics, LLC)
    WE: Women's Entertainment Productions, Inc. (f/k/a Romance Classics Productions, Inc.)

(1)
    WSN, LLC

   1070 Jericho Turnpike Corp.
   111 New South Road Corporation
   1111 Stewart Corporation
   1144 Route 109 Corp.
   389 Adams Street Corporation
   Cablevision Digital Development, LLC
*  Cablevision Electronics Investments, Inc.
   Cablevision Lightpath - CT, Inc.
   Cablevision Lightpath - MA, Inc.
   Cablevision Lightpath - MI, Inc.
   Cablevision Lightpath - NJ, Inc.
   Cablevision Lightpath - NY, Inc.
   Cablevision Lightpath - OH, Inc.
   Cablevision NYI L.L.C.
   Cablevision PCS Investment, Inc.
   Cablevision PCS Management, Inc.
   Cablevision Real Estate Corporation
   Coram Route 112 Corporation
*  CCG Holdings, Inc.
   CCC Cobble Hill Cinema Corp.
   CCC Franklin Square Cinema Corp.
   CSC @Security Holding, LLC
   CSC At Home Holding Corporation
   CSC Charter Holdings I, Inc.
   CSC Charter Holdings II, Inc.
   CSC Charter Holdings III, Inc.
   CSC Investments, Inc.
   CSC LF Holdings, LLC
   CSC Metro Cinema LLC
   CSC Nassau, Inc.
   CSC Ohio Holdings I, Inc.
   CSC Ohio Holdings II, Inc.
   CSC Ohio Holdings III, Inc.
   CSC T Holdings, Inc.
   CSC T Holdings, I, Inc.
   CSC T Holdings, II, Inc.
   CSC T Holdings, III, Inc.
   CSC T Holdings, IV, Inc.
   CSC T Holdings, V, Inc.

   CSC T Holdings VI, Inc.
   CSC Technology, Inc. (f/k/a CSC Realty, Inc.)
   CSC Transport, Inc.
   CSC Transport II, Inc.
   CSC Transport III, Inc.
   CSC Transport IV, Inc.
   Frowein Road Corporation
   Knollwood Development Corp.
   NCC LP Corp.
   PVI Holding, LLC
   The New York Interconnect L.L.C.
   U.S. Cable Television Group, L.P.


-----------------------------

(1) Shares of AMC Productions, Inc., We: Women's Entertainment Productions, Inc. and partnership interests in American Movie Classics Company held by AMC II Holding Corporation ("AMC II") and American Movie Classics Holding Corporation ("AMCHC") are pledged to Toronto Dominion under the terms of a Stock Pledge Agreement, dated as of April 2, 1997, between American Movie Classics Holding Company and Toronto Dominion (Texas), Inc., as agent for the Banks and a Partners Pledge Agreement, dated as of April 2, 1997, by and between AMC II and AMCHC and Toronto Dominion (Texas), Inc..

(2) All of the capital stock, partnership interests or limited liability company interests are pledged under the Credit Party Pledge Agreement, dated as of June 6, 1997 to the Madison Square Garden, L.P. Credit Agreement.

                                   SCHEDULE IV

                       PERSONS AND ENTITIES SUBJECT TO THE
                                LOCK-UP AGREEMENT

Charles F. Dolan
James L. Dolan
William J. Bell
Robert S. Lemle
Andrew B. Rosengard
Sheila A. Mahony
Margaret Albergo
Thomas C. Dolan
Charles D. Ferris
Richard H. Hochman
Victor Oristana
Vincent Tese
Patrick F. Dolan
John Tatta

                                    EXHIBIT A

                               [LOCK-UP AGREEMENT]


                                       7